UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00042

Deutsche DWS Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2023

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

May 31, 2023
Annual Report
to Shareholders
DWS Floating Rate Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
12	Performance Summary
15	Portfolio Summary
16	Investment Portfolio
35	Statement of Assets and Liabilities
37	Statement of Operations
38	Statements of Changes in Net Assets
39	Financial Highlights
44	Notes to Financial Statements
56	Report of Independent Registered Public Accounting Firm
58	Other Information
59	Information About Your Fund’s Expenses
60	Tax Information
61	Liquidity Risk Management
63	Advisory Agreement Board Considerations and Fee Evaluation
68	Board Members and Officers
74	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Floating Rate Fund

Bond and loan investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. As interest rates change, issuers of higher (or lower) interest debt obligations may pay off the debts earlier (or later) than expected causing the Fund to reinvest proceeds at lower yields (or be tied up in lower interest debt obligations). Floating rate loans tend to be rated below investment grade. Investments in lower-quality (“junk bonds” ) and non-rated securities present greater risk of loss than investments in higher-quality securities. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund’s ability to participate in restructuring or acquiring some senior loans. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS Floating Rate Fund	|	3

Letter to Shareholders
Dear Shareholder:
This past year can be described as one where there were major structural disruptions and challenges impacting financial markets: record high inflation; end of ultra-loose monetary policy; impact of slower growth in China; ongoing political attacks on global trade; demographic change profoundly affecting more and more countries; and finally, the Ukraine conflict, the future course of which continues to be highly unpredictable.
It is therefore apparent that there will be no lack of challenges for investors in 2023. With looming recession concerns in the U.S. and Europe, we believe the prospects for equity returns will be challenging in 2023. Further, aggressive tightening by the Federal Reserve and international monetary authorities has increased pressure on banks and their ability to lend, and also negatively impacted the performance of fixed income securities. Inflation continues to remain above monetary authority targets, however there is early evidence that rate hikes by the Federal Reserve are beginning to take effect and cool the pace of rising prices.
Consequently, we believe that it is important for investors to diversify their investments given the level of volatility in markets. Balanced portfolios can help mitigate the negative impact of unexpected economic, geopolitical, and market events. While investment objectives are unique to each investor, we do believe there may be benefits to owning corporate and government bonds given their potential for yield as well as holding equities for their ability to counter the negative effects of persistent inflation.
In our view, these factors of market volatility, unpredictable economic events, and complex geo-political forces strongly underscore the value add of active portfolio management. The partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS Floating Rate Fund

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 14 for more complete performance information.
For the 12-month period ended May 31, 2023, the Fund provided a return of approximately 4.73%, in comparison with the Fund’s benchmark, the Morningstar LSTA US Leveraged Loan Index, which returned 5.91%, and the average fund in the Morningstar Bank Loan category peer group, which returned 4.35%.
During the 12-month period, leveraged loans as an asset class produced a positive total return and outperformed most other asset classes. The performance of leveraged loans during this period varied as market sentiment was impacted by factors that included the U.S. Federal Reserve (Fed) interest rate hiking campaign, persistent inflation, ongoing geopolitical concerns, and the looming specter of a potential recession. During the first half of the period, through November 2022, the total return provided by leveraged loans varied significantly from month to month. Nonetheless, the asset class generated a modest positive total return overall as market technical conditions, including low new issuance and demand from new collateralized loan obligation formation pushed loan prices mostly higher. During the second half of the period, through May 2023, leveraged loans provided more consistently positive total returns as market sentiment was favorably impacted by better-than-expected earnings reports and expectations that the Fed was approaching the end
Investment Strategy
Portfolio management focuses on cash flow and total return analysis, and diversification among sectors, industries and individual issuers. Portfolio management uses an active process, which emphasizes relative value and total return, using intensive research to seek to identify stable to improving credit situations that may provide yield compensation for the risk of owning below investment-grade, floating rate and other investments.

DWS Floating Rate Fund	|	5

of its rate hiking cycle. However, leveraged loan performance was modestly disrupted in March by the failure of a pair of regional banks, which investors expected to further constrain lending and act as an additional brake on the economy. Reflecting the varied performance of the leveraged loan market over the 12-month period, the average loan price hit its high for the period in mid-August 2022 and a period-low roughly six weeks later at the end of September 2022. Overall, the average price of leveraged loans in aggregate finished modestly lower for the 12-month period ending May 31, 2023.
In terms of rating categories, higher quality, BB-rated loans provided the strongest total return during the period, followed by loans rated single B. Loans rated CCC and below significantly underperformed the broader the loan market.
” During the 12-month period, leveraged loans as an asset class produced a positive total return and outperformed most other asset classes.”
The leveraged loan market continued to make progress toward the June 30, 2023 scheduled sunset of the London Interbank Offer Rate (LIBOR) as a leveraged loan interest reference rate and its replacement by the Secured Overnight Financing Rate (SOFR). Although there remains a significant percentage of leveraged loans that have yet to transition, there continues to be a steady pace of loan refinancings and credit agreement amendments that have facilitated the shift to SOFR. Additionally, the Adjustable Interest Rate (LIBOR) Act, signed into law in March of 2022, should ultimately ensure the relatively seamless replacement of LIBOR by SOFR.
The leveraged loan asset class experienced outflows every month during the 12-month period, with outflows totaling approximately $52 billion. While both loan-based mutual funds and exchange-traded funds (ETFs) experienced outflows for the period, the bulk of outflows were from mutual funds. The volume of loan new issuance over the 12-month period declined by approximately two-thirds versus the prior annual period. However, month-to-month volume remained volatile depending on market

6	|	DWS Floating Rate Fund

sentiment. The use of proceeds was largely driven by refinancings as issuers sought to push out near-term maturity loans and strengthen balance sheets.
Positive and Negative Contributors to Fund Performance
The Fund’s performance relative to the benchmark was positively impacted by overweight positions in better-performing sectors, including packaging and aerospace & defense. From a ratings perspective, portfolio performance benefited from an overweight allocation in single B-rated loans. However, performance was negatively impacted by an underweight allocation in the higher-quality, BB-rated loans which led performance within the loan market.
At the individual position level, positive contributors included the loan of Kenan Advantage Group, Inc., a transportation and trucking company focused on the distribution of liquid fuels, gases, and chemicals. The Kenan Advantage loans performed well due to the successful refinancing of the company’s debt and expectations that the company would perform well regardless of economic conditions.
Portfolio performance also benefited from an overweight position in the loans of Transdigm, Inc., a supplier of aircraft parts and components. The Transdigm loans traded higher as the company successfully refinanced its loans with near-term maturities and posted solid results due to a strong recovery in airline traffic that drove increased demand for aircraft maintenance and repair parts.
On the downside, an overweight position in the loan of Cineworld Group plc,* an operator of movie theaters, detracted from performance during the period. The loans issued by Cineworld traded lower as the company declared bankruptcy and sought to restructure its debt at a lower cost. Portfolio performance was also negatively impacted by an overweight in the loans of communications software and cyber security firm LogMeIn, Inc.*
Outlook and Positioning
For the 12 months ended May 31, 2023, defaults were 2.82% of leveraged loan balances, a substantial increase from the 0.48% seen for the 12 months ended May 31, 2022. Several factors contributed to the increase in defaults, including the steep increases in the reference rates

DWS Floating Rate Fund	|	7

used by leveraged loans, such as LIBOR and SOFR. As reference rates increase, borrowers face higher interest costs, which diminishes free cash flow, drains liquidity, and can push borrowers into default. Looking forward, we expect loan default rates to increase, and potentially reach the long-term average default rate of approximately 3%. The Fund had exposure to three defaults during the annual period ended May 31, 2023.
We remain constructive on leveraged loans on a risk-return basis and believe good credit selection will be critical for performance. We view the volatility and performance of risk assets, including loans, as being driven by multiple factors, including the persistence of inflation, the timing and direction of any additional Fed policy moves, the lingering threat of a potential recession, and ongoing heightened geopolitical risks.
The Fed has imposed 10 hikes in its benchmark overnight lending rate since March 2022 in an effort to cool the economy and push the inflation rate back to its target of 2.0%. However, despite the rate of inflation growth beginning to slow, underlying inflation remains sticky with employment levels remaining high and consumer spending continuing to be resilient. There remains a risk that a persistently elevated fed funds rate, combined with tighter lending standards, may lead the economy into recession. We expect that loan performance will remain volatile as market sentiment shifts due to changing expectations for future Fed policy moves in response to economic indicators.
Loans typically become more attractive in a rising interest rate environment as floating rate loan coupon payments increase. However, as interest rates rise, those lower quality and typically lower-rated borrowers with higher leverage and strained cash flows will find it increasingly difficult to meet higher interest payments, which will likely contribute to an increase in default rates going forward. With lending standards expected to continue to tighten, access to the capital markets is likely to become increasingly difficult, even for some better rated companies. As a result, we see elevated refinancing risks for issuers with near-term debt maturities and weaker cash flows.
As of May 31, 2023, the Fund’s assets were broadly diversified across more than 280 loan positions. The average weighted coupon for loans held in the portfolio was approximately 9.20%. Approximately 40% of the portfolio holdings by issuer use SOFR as a reference rate. As noted above,

8	|	DWS Floating Rate Fund

SOFR will replace LIBOR as a reference rate as of June 30, 2023, and this transition is not anticipated to cause significant market disruption.
We remain favorable on loan issuers that have recently refinanced their debt to push out near-term maturities, build liquidity, and reduce their refinancing risk. We continue to utilize intensive bottom-up credit research on individual loan issuers to identify improving credit metrics, favorable competitive positioning, and the potential for rating agency upgrades. We also continue to see opportunities to favorably position the portfolio to achieve attractive returns through exposure to credit spreads and potential price appreciation while seeking to ensure that the Fund is appropriately compensated for any incremental risk.
*
Not held at May 31, 2023.
Portfolio Management Team
Gary Russell, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—Joined DWS in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.
—Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.
—Co-Head of US Credit — Head of US High Yield Bonds and Loans: New York.
—BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.
Lonnie Fox, Senior Portfolio Manager & Team Lead Fixed Income
Portfolio Manager of the Fund through September 1, 2023. Began managing the Fund in 2019.
—Joined DWS in 2004. Prior to his current role, he worked as a high yield credit analyst. Prior to joining, he served as a business analyst at Deloitte Consulting.
—Portfolio Manager for High Yield Strategies: New York.
—BS, Cornell University; MBA in Finance and Strategy, New York University, Stern School of Business.
Thomas R. Bouchard, Senior Portfolio Manager & Team Lead Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2019.
—Joined DWS in 2006. Prior to joining, he served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.
—Portfolio Manager for High Yield Strategies: New York.
—BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

DWS Floating Rate Fund	|	9

Kirk Maurer, CFA, Portfolio Manager & Senior Research Analyst Fixed Income
Portfolio Manager of the Fund. Began managing the Fund on July 12, 2023.
—Joined DWS in 2014 with 19 years of industry experience. Prior to joining, he was a director in portfolio management and research at Babson Capital Management. Previously, he served in portfolio management and as co-director of research at Caywood-Scholl Capital Management. Prior to that, he was a high yield research analyst at Waddell and Reed. He started his career as an analyst at Conseco Capital Management.
—Portfolio Manager and Senior Research Analyst — Fixed Income: Jacksonville, FL.
—BBA in Economics from Southern Illinois University.
Sarah Rowin, CFA, Senior Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2023.
—Joined DWS in 2014 with 11 years of industry experience. Prior to joining, she worked as an analyst for high yield and distressed securities at GMP Securities. Previously, she served as an investment grade and high yield analyst at CreditSights.
—Senior Portfolio Manager/Fixed Income: New York.
—BA in Economics from the University of Pennsylvania; CFA Charterholder.
Nick Soroka, Portfolio Manager & Senior Research Analyst Fixed Income
Portfolio Manager of the Fund. Began managing the Fund on July 12, 2023.
—Joined DWS in 2019 with over a year of industry experience. Prior to joining, he was a quantamental analyst at Ascend Capital. Prior to Ascend he worked at SpendVest, a fintech investing startup. Previously, he was an engineer in the U.S. Army.
—Portfolio Manager and Senior Research Analyst – Fixed Income: New York.
—BS in Civil Engineering from United States Military Academy; MBA from Stanford Graduate School of Business.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
LSTA is the Loan Syndications and Trading Association.
The Morningstar LSTA US Leveraged Loan Index is an unmanaged, total return index that is designed to deliver comprehensive, precise coverage of the US leveraged loan market.
Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.
The Fund’s Morningstar Bank Loan category peer group consists of funds which primarily invest in floating rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short- term benchmark such as the London Interbank Offered Rate, or LIBOR.
Credit quality is the ability of an issuer of fixed-income securities to repay interest and principal in a timely manner. Credit quality is measured using credit ratings, i.e., assessments of the creditworthiness of a borrower such as a corporation, a

10	|	DWS Floating Rate Fund

municipality or a sovereign country by a credit ratings agency. Letter grades of “BBB”  and above indicate that the rated borrower is considered “investment grade”  by a particular ratings agency.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Overweight means that a fund holds a higher weighting in a given sector compared with its benchmark index. Underweight means that a fund holds a lower weighting.
Credit spread refers to the excess yield offered by a lower quality bond relative to a higher quality bond of comparable maturity. When spreads widen, yield differences are increasing between the bonds being compared. When spreads narrow, the opposite is true.

DWS Floating Rate Fund	|	11

Performance SummaryMay 31, 2023 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/23
Unadjusted for Sales Charge	4.73%	2.31%	1.77%
Adjusted for the Maximum Sales Charge (max 2.75% load)	1.85%	1.74%	1.49%
Morningstar LSTA US Leveraged Loan Index†	5.91%	3.69%	3.77%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/23
Unadjusted for Sales Charge	3.95%	1.56%	1.01%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	3.95%	1.56%	1.01%
Morningstar LSTA US Leveraged Loan Index†	5.91%	3.69%	3.77%

Class R6	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 5/31/23
No Sales Charges	4.99%	2.57%	1.96%
Morningstar LSTA US Leveraged Loan Index†	5.91%	3.69%	3.84%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/23
No Sales Charges	4.89%	2.49%	1.93%
Morningstar LSTA US Leveraged Loan Index†	5.91%	3.69%	3.77%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/23
No Sales Charges	4.99%	2.59%	2.03%
Morningstar LSTA US Leveraged Loan Index†	5.91%	3.69%	3.77%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2022 are 1.26%, 2.03%, 1.12%, 1.09% and 0.93% for Class A,

12	|	DWS Floating Rate Fund

Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended May 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on October 1, 2014.
†
The Morningstar LSTA US Leveraged Loan Index (name changed from the Standard &
Poor’s and the Loan Syndications and Trading Association’s (S&P/LSTA) Leveraged Loan
Index, effective August 29, 2022) is an unmanaged, total return index that is designed to deliver comprehensive, precise coverage of the US leveraged loan market.

DWS Floating Rate Fund	|	13

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
5/31/23	$7.45	$7.49	$7.45	$7.45	$7.45
5/31/22	$7.55	$7.59	$7.55	$7.55	$7.55
Distribution Information as of 5/31/23
Income Dividends, Twelve Months	$.45	$.39	$.47	$.46	$.47

14	|	DWS Floating Rate Fund

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Net Assets)	5/31/23	5/31/22
Loan Participations and Assignments	92%	88%
Corporate Bonds	3%	2%
Cash Equivalents and Other Assets and Liabilities, Net	3%	5%
Exchange-Traded Funds	2%	5%
Closed-End Investment Companies	0%	0%
Common Stocks	0%	0%
Warrants	0%	0%
Preferred Stocks	—	0%
	100%	100%

Sector Diversification (As a % of Loan Participations and Assignments, Corporate Bonds, Common Stocks, Preferred Stocks and Warrants)	5/31/23	5/31/22
Industrials	24%	23%
Consumer Discretionary	14%	14%
Information Technology	11%	12%
Communication Services	11%	12%
Materials	10%	10%
Health Care	9%	9%
Financials	7%	7%
Consumer Staples	6%	6%
Energy	5%	4%
Utilities	2%	3%
Real Estate	1%	0%
	100%	100%

Quality (As a % of Investment Portfolio excluding Common Stocks, Preferred Stocks, Warrants, Closed-End Investment Companies, Exchange-Traded Funds and Cash Equivalents)	5/31/23	5/31/22
BBB	1%	0%
BB	24%	19%
B	69%	73%
Below B	3%	3%
Not Rated	3%	5%
	100%	100%
Credit quality represents the rating of S&P Global Ratings (“S&P” ) and is their opinion as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 16. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 74 for contact information.

DWS Floating Rate Fund	|	15

Investment Portfolioas of May 31, 2023

	Principal Amount ($)	Value ($)
Loan Participations and Assignments 91.6%
Senior Loans (a)
Communication Services 9.7%
ABG Intermediate Holdings 2 LLC:
Term Loan B1, 30-day average SOFR + 3.5%, 8.753%, 12/21/2028	496,250	484,092
Term Loan B2, 90-day average SOFR + 4.0%, 9.407%, 12/21/2028	225,926	221,454
Altice Financing SA, Term Loan, 90-day average SOFR + 5.0%, 9.986%, 10/31/2027	964,304	900,819
Altice France S.A.:
Term Loan B13, 8/14/2026 (b)	400,000	363,250
Term Loan B14, 90-day average SOFR + 5.5%, 10.486%, 8/15/2028	665,150	558,174
CCI Buyer, Inc., Term Loan, 90-day average SOFR + 4.0%, 8.898%, 12/17/2027	421,400	401,691
CenturyLink, Inc., Term Loan B, 30-day average SOFR + 2.25%, 7.518%, 3/15/2027	386,563	267,882
Clear Channel Outdoor Holdings, Inc., Term Loan B, 30-day average SOFR + 3.5%, 90-day average SOFR + 3.5%, 8.768% - 8.807%, 8/21/2026	1,075,975	1,014,779
Crown Subsea Communications Holding, Inc., Term Loan, 30-day average SOFR + 5.0%, 10.108%, 4/27/2027	705,205	701,679
CSC Holdings LLC, Term Loan B6, 30-day average SOFR + 4.5%, 9.559%, 1/18/2028	740,925	656,645
Cumulus Media New Holdings, Inc., Term Loan B, 3-month USD-LIBOR + 3.75%, 9.226%, 3/31/2026	72,649	57,332
Diamond Sports Group LLC:
Second Lien Term Loan, 90-day average SOFR + 3.25%, 8.314%, 8/24/2026* (c)	228,789	9,724
Term Loan, 3-month USD-LIBOR + 3.25%, 10.15%, 8/24/2026* (c) (d)	228,789	12,726
DirecTV Financing LLC, Term Loan, 1-month USD-LIBOR + 5.0%, 10.154%, 8/2/2027	363,300	345,760
Frontier Communications Corp., First Lien Term Loan, 1-month USD-LIBOR + 3.75%, 8.938%, 5/1/2028	248,982	231,912
iHeartCommunications, Inc., Term Loan, 1-month USD-LIBOR + 3.25%, 8.404%, 5/1/2026	440,000	346,971
Level 3 Financing Inc., Term Loan B, 30-day average SOFR + 1.75%, 7.018%, 3/1/2027	230,000	201,558
MH Sub I LLC, Term Loan, 90-day average SOFR + 4.25%, 9.416%, 4/25/2028	764,542	725,906
The accompanying notes are an integral part of the financial statements.

16	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)
NEP/NCP Holdco, Inc., First Lien Term Loan, 1-month USD-LIBOR + 3.25%, 8.404%, 10/20/2025	363,290	314,927
Northwest Fiber LLC, Term Loan, 30-day average SOFR + 3.75%, 8.947%, 4/30/2027	372,400	356,340
NortonLifeLock Inc., Term Loan B, 30-day average SOFR + 2.0%, 7.253%, 9/12/2029	400,095	394,243
Outfront Media Capital LLC, Term Loan B, 30-day average SOFR + 1.75%, 6.903%, 11/18/2026	300,000	293,157
Sorenson Communications LLC, Term Loan, 1-month USD-LIBOR + 5.5%, 10.654%, 3/17/2026	173,318	160,175
Telesat Canada, Term Loan B5, 3-month USD-LIBOR + 2.75%, 8.03%, 12/7/2026	230,105	140,261
Univision Communications, Inc., First Lien Term Loan B, 1-month USD-LIBOR + 3.25%, 8.404%, 3/15/2026	1,200,624	1,162,102
ViaSat, Inc., Term Loan, 30-day average SOFR + 4.5%, 9.6%, 3/2/2029	446,625	431,272
Virgin Media Bristol LLC:
Term Loan N, 1-month USD-LIBOR + 2.5%, 7.607%, 1/31/2028	412,877	397,041
Term Loan Y, 180-day average SOFR + 3.25%, 8.113%, 3/31/2031	250,000	241,120
Xplornet Communications, Inc., Term Loan, 1-month USD-LIBOR + 4.0%, 9.154%, 10/2/2028	360,335	289,200
Zayo Group Holdings, Inc., Term Loan, 1-month USD-LIBOR + 3.0%, 8.154%, 3/9/2027	787,159	608,234
Ziggo Financing Partnership, Term Loan I, 1-month USD-LIBOR + 2.50%, 7.607%, 4/30/2028	300,000	287,250
		12,577,676
Consumer Discretionary 12.5%
1011778 B.C. Unlimited Liability Co., Term Loan B4, 1-month USD-LIBOR + 1.75%, 6.904%, 11/19/2026	679,178	666,018
Adient U.S. LLC, Term Loan B, 1-month USD-LIBOR + 3.25%, 8.35%, 4/10/2028	125,413	125,295
Aimbridge Acquisition Co., Inc., Term Loan B, 1-month USD-LIBOR + 3.75%, 8.904%, 2/2/2026	344,142	324,784
American Axle and Manufacturing, Inc., Term Loan B, 30-day average SOFR + 3.5%, 90-day average SOFR + 3.5%, 180-day average SOFR + 3.5%, 8.436% - 8.654%, 12/13/2029	208,950	206,077
Bombardier Recreational Products, Inc., Term Loan, 90-day average SOFR + 2.0%, 7.253%, 5/24/2027	297,692	289,445
Carnival Corp., Term Loan B, 1-month USD-LIBOR + 3.25%, 8.404%, 10/18/2028	1,090,619	1,061,079
CNT Holdings I Corp, Term Loan, 90-day average SOFR + 3.5%, 8.459%, 11/8/2027	421,945	411,441
The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	17

	Principal Amount ($)	Value ($)
Corporation Service Co., Term Loan B, 30-day average SOFR + 3.25%, 8.503%, 11/2/2029	287,250	287,358
Crocs, Inc., Term Loan B, 30-day average SOFR + 3.5%, 8.55%, 2/20/2029	416,000	415,829
Crown Finance U.S., Inc., DIP Term Loan, 30-day average SOFR + 10.0%, 15.034% - 15.057%, 9/7/2023	496,653	505,692
CWGS Group LLC, Term Loan B, 1-month USD-LIBOR + 2.5%, 7.608% - 7.654%, 6/3/2028	281,750	262,653
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, 30-day average SOFR + 3.25%, 8.518%, 11/24/2028	296,250	295,000
First Brands Group LLC:
Term Loan, 90-day average SOFR + 5.0%, 10.246%, 3/30/2027	74,813	72,007
Term Loan, 180-day average SOFR + 5.0%, 10.252%, 3/30/2027	474,109	457,990
Formula One Holdings Ltd., Term Loan B, 30-day average SOFR + 3.0%, 8.153%, 1/15/2030	325,000	325,406
Great Outdoors Group LLC, Term Loan B1, 1-month USD-LIBOR + 3.75%, 8.904%, 3/6/2028	675,430	657,362
Hanesbrands, Inc., Term Loan B, 30-day average SOFR + 3.75%, 8.848%, 3/8/2030	78,000	77,513
Harbor Freight Tools U.S.A., Inc., Term Loan B, 1-month USD-LIBOR + 2.75%, 7.904%, 10/19/2027	371,186	357,344
J&J Ventures Gaming LLC, Term Loan, 3-month USD-LIBOR + 4.0%, 9.159%, 4/26/2028	433,400	422,431
Les Schwab Tire Centers, Term Loan B, 1-month USD-LIBOR + 3.25%, 8.284%, 11/2/2027	493,687	485,460
Life Time Fitness, Inc., Term Loan B, 90-day average SOFR + 4.5%, 9.8%, 1/15/2026	37,092	37,022
Mavis Tire Express Services Corp., Term Loan B, 30-day average SOFR + 4.0%, 9.268%, 5/4/2028	432,300	417,710
Mister Car Wash Holdings, Inc., Term Loan B, 90-day average SOFR + 3.0%, 8.325%, 5/14/2026	319,154	317,333
PAI Holdco, Inc., Term Loan B, 3-month USD-LIBOR + 3.75%, 9.023%, 10/28/2027	215,600	199,835
Penn National Gaming, Inc., Term Loan B, 30-day average SOFR + 2.75%, 8.003%, 5/3/2029	566,717	562,538
Petco Health and Wellness Co., Inc., Term Loan B, 90-day average SOFR + 3.25%, 8.41%, 3/3/2028	603,874	592,678
PetSmart, Inc., Term Loan B, 30-day average SOFR + 3.75%, 9.003%, 2/11/2028	427,387	422,259
Playa Resorts Holding B.V., Term Loan B, 90-day average SOFR + 4.25%, 9.316%, 1/5/2029	528,047	526,827
Playtika Holding Corp, Term Loan, 1-month USD-LIBOR + 2.75%, 7.904%, 3/13/2028	446,588	438,896
Rent-A-Center, Inc., First Lien Term Loan B, 3-month USD-LIBOR + 3.25%, 8.563%, 2/17/2028	368,438	363,832
The accompanying notes are an integral part of the financial statements.

18	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)
Scientific Games Holdings LP, Term Loan B, 90-day average SOFR + 3.5%, 8.421%, 4/4/2029	348,250	336,634
Scientific Games International, Inc., Term Loan, 30-day average SOFR + 3.0%, 8.159%, 4/14/2029	794,000	789,288
SeaWorld Parks & Entertainment, Inc., Term Loan B, 1-month USD-LIBOR + 3.0%, 8.188%, 8/25/2028	424,932	420,950
Sweetwater Borrower LLC, Term Loan B, 30-day average SOFR + 4.25%, 9.518%, 8/7/2028	402,721	380,572
Topgolf Callaway Brands Corp., Term Loan B, 30-day average SOFR + 3.5%, 8.753%, 3/15/2030	250,000	246,854
Truck Hero, Inc., Term Loan B, 1-month USD-LIBOR + 3.75%, 8.904%, 1/31/2028	426,300	390,067
UFC Holdings LLC, Term Loan B, 3-month USD-LIBOR + 2.75%, 8.05%, 4/29/2026	308,292	304,910
Varsity Brands, Inc., Term Loan, 30-day average SOFR + 5.0%, 10.268%, 12/15/2026	224,438	209,498
Wand NewCo 3, Inc., Term Loan, 1-month USD-LIBOR + 2.75%, 7.904%, 2/5/2026	630,544	618,292
Weber-Stephen Products LLC, Term Loan B, 30-day average SOFR + 3.25%, 8.35%, 10/30/2027	136,241	119,438
William Morris Endeavor Entertainment LLC, First Lien Term Loan, 1-month USD-LIBOR + 2.75%, 7.91%, 5/18/2025	608,267	601,424
WOOF Holdings, Inc., First Lien Term Loan, 1-month USD-LIBOR + 3.75%, 8.877%, 12/21/2027	199,491	189,517
		16,192,558
Consumer Staples 5.9%
Arterra Wines Canada, Inc., Term Loan, 3-month USD-LIBOR + 3.5%, 8.659%, 11/24/2027	420,325	406,992
Birkenstock GmbH & Co. KG, Term Loan B, 90-day average SOFR + 3.25%, 8.593%, 4/28/2028	406,475	401,394
Chobani LLC, Term Loan B, 30-day average SOFR + 3.5%, 8.768%, 10/25/2027	422,500	418,803
Coty Inc., Term Loan B, 30-day average SOFR + 2.25%, 7.408%, 4/7/2025	196,274	195,906
Del Monte Foods, Inc., Term Loan, 30-day average SOFR + 4.25%, 9.448%, 5/16/2029	447,750	436,836
Fertitta Entertainment LLC, Term Loan B, 30-day average SOFR + 4.0%, 9.153%, 1/27/2029	481,962	464,944
IRB Holding Corp., Term Loan B, 30-day average SOFR + 3.0%, 8.253%, 12/15/2027	1,296,675	1,260,537
Kingpin Intermediate Holdings LLC, Term Loan B, 30-day average SOFR + 3.5%, 8.653%, 2/8/2028	200,000	198,063
Kronos Acquisition Holdings, Inc., Term Loan B, 1-month USD-LIBOR + 3.75%, 8.904%, 12/22/2026	544,438	522,562
Naked Juice LLC, Term Loan, 90-day average SOFR + 3.25%, 8.248%, 1/24/2029	509,655	467,186
The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	19

	Principal Amount ($)	Value ($)
Ozark Holdings LLC, Term Loan B, 1-month USD-LIBOR + 3.75%, 8.904%, 12/16/2027	410,650	367,326
Shearer’s Foods, Inc., Term Loan, 30-day average SOFR + 3.5%, 8.768%, 9/23/2027	492,112	478,503
Sovos Brands Intermediate, Inc., Term Loan, 3-month USD-LIBOR + 3.5%, 8.773%, 6/8/2028	364,745	360,355
TKC Holdings, Inc., Term Loan, 1-month USD-LIBOR + 5.5%, 10.654%, 5/15/2028	363,655	321,455
Triton Water Holdings, Inc., Term Loan, 3-month USD-LIBOR + 3.5%, 8.659%, 3/31/2028	491,251	466,578
U.S. Foods, Inc., Term Loan B, 1-month USD-LIBOR + 2.0%, 7.154%, 9/13/2026	835,846	833,556
		7,600,996
Energy 4.1%
AL GCX Holdings LLC, Term Loan B, 90-day average SOFR + 3.5%, 8.554%, 5/17/2029	483,039	479,617
BCP Renaissance Parent LLC, Term Loan B3, 90-day average SOFR + 3.5%, 8.398%, 10/31/2026	444,186	441,252
Brazos Delaware II LLC, Term Loan B, 30-day average SOFR + 3.75%, 8.805%, 2/11/2030	300,000	293,578
Buckeye Partners LP, Term Loan B, 1-month USD-LIBOR + 2.25%, 7.284%, 11/1/2026	298,473	295,014
CQP Holdco LP, Term Loan B, 3-month USD-LIBOR + 3.5%, 8.659%, 6/5/2028	432,300	430,342
Freeport LNG Investments, LLLP, Term Loan B, 3-month USD-LIBOR + 3.5%, 8.75%, 12/21/2028	490,012	469,877
GIP II Blue Holding LP, Term Loan B, 3-month USD-LIBOR + 4.5%, 9.659%, 9/29/2028	176,242	176,104
Gulf Finance LLC, Term Loan, 30-day average SOFR + 6.75%, 11.919% - 12.018%, 8/25/2026	266,780	257,777
Medallion Midland Acquisition LLC, Term Loan, 90-day average SOFR + 3.75%, 8.91%, 10/18/2028	224,163	221,697
NorthRiver Midstream Finance LP, Term Loan B, 3-month USD-LIBOR + 3.25%, 8.427%, 10/1/2025	372,450	371,649
Oryx Midstream Services Permian Basin LLC, Term Loan, 30-day average SOFR + 3.25%, 8.405%, 10/5/2028	796,581	784,134
Parkway Generation LLC:
Term Loan B, 90-day average SOFR + 4.75%, 10.275%, 2/18/2029	306,207	297,692
Term Loan C, 90-day average SOFR + 4.75%, 10.275%, 2/18/2029	40,713	39,562
The accompanying notes are an integral part of the financial statements.

20	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)
TerraForm Power Operating LLC, Term Loan B, 90-day average SOFR + 2.5%, 7.498%, 5/21/2029	249,372	246,255
TransMontaigne Operating Co. LP, Term Loan B, 1-month USD-LIBOR + 3.5%, 8.627% - 8.654%, 11/17/2028	467,663	458,017
		5,262,567
Financials 6.5%
Acrisure LLC, Term Loan B, 1-month USD-LIBOR + 3.5%, 8.654%, 2/15/2027	716,139	668,437
Advisor Group, Inc., Term Loan, 1-month USD-LIBOR + 4.5%, 9.654%, 7/31/2026	873,907	867,580
AmWINS Group, Inc., Term Loan B, 30-day average SOFR + 2.75%, 8.003%, 2/19/2028	170,572	169,378
Amynta Agency Borrower Inc., Term Loan B, 30-day average SOFR + 5.0%, 10.253%, 2/28/2028	300,000	287,187
AssuredPartners, Inc., Term Loan B, 30-day average SOFR + 3.5%, 8.768%, 2/12/2027	387,970	378,110
Asurion LLC:
Term Loan B8, 1-month USD-LIBOR + 3.25%, 8.404%, 12/23/2026	347,335	321,960
Term Loan B9, 1-month USD-LIBOR + 3.25%, 8.404%, 7/31/2027	494,213	449,966
Term Loan B10, 30-day average SOFR + 4.0%, 9.253%, 8/19/2028	389,186	358,404
Broadstreet Partners, Inc.:
Term Loan B, 1-month USD-LIBOR + 3.0%, 8.154%, 1/27/2027	256,080	249,599
Term Loan B3, 30-day average SOFR + 4.0%, 8.993%, 1/27/2029	250,000	246,625
CoreLogic, Inc., Term Loan, 1-month USD-LIBOR + 3.5%, 8.638%, 6/2/2028	349,114	313,352
Deerfield Dakota Holding LLC, Term Loan B, 90-day average SOFR + 3.75%, 8.648%, 4/9/2027	390,185	371,591
Edelman Financial Center LLC, Term Loan B, 1-month USD-LIBOR + 3.75%, 8.904%, 4/7/2028	360,148	346,275
Focus Financial Partners LLC, Term Loan B5, 30-day average SOFR + 3.25%, 8.403%, 6/30/2028	128,355	125,570
Hub International Ltd., Term Loan B, 1-month USD-LIBOR + 3.0%, 3-month USD-LIBOR + 3.0%, 8.138% - 8.159%, 4/25/2025	1,289,956	1,281,952
ION Trading Finance Ltd., Term Loan, 3-month USD-LIBOR + 4.75%, 9.909%, 4/3/2028	245,625	235,979
Sedgwick Claims Management Services, Inc., Term Loan B, 30-day average SOFR + 3.75%, 8.903%, 2/17/2028	933,630	909,487
The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	21

	Principal Amount ($)	Value ($)
VFH Parent LLC, Term Loan B, 30-day average SOFR + 3.0%, 8.198%, 1/13/2029	495,000	484,404
Zacapa S.a.r.l., Term Loan, 90-day average SOFR + 4.0%, 8.898%, 3/22/2029	445,500	427,522
		8,493,378
Health Care 8.2%
Amneal Pharmaceuticals LLC, Term Loan B, 1-month USD-LIBOR + 3.5%, 8.654%, 5/4/2025	833,131	744,761
Athenahealth Group, Inc., Term Loan B, 30-day average SOFR + 3.5%, 8.598%, 2/15/2029	841,510	795,227
Avantor Funding, Inc., Term Loan B5, 30-day average SOFR + 2.25%, 7.503%, 11/8/2027	217,524	217,142
Aveanna Healthcare LLC, Term Loan B, 1-month USD-LIBOR + 3.75%, 8.904%, 7/17/2028	376,345	316,808
Bausch & Lomb, Inc., Term Loan, 90-day average SOFR + 3.25%, 8.457%, 5/10/2027	349,121	338,265
Bracket Intermediate Holding Corp., Term Loan, 90-day average SOFR + 5.0%, 10.173%, 5/8/2028	250,000	244,141
CHG Healthcare Services Inc., Term Loan, 1-month USD-LIBOR + 3.25%, 8.404%, 9/29/2028	221,625	217,386
Embecta Corp, Term Loan B, 180-day average SOFR + 3.0%, 7.791%, 3/30/2029	286,239	281,170
eResearchTechnology, Inc., First Lien Term Loan, 30-day average SOFR + 4.5%, 9.768%, 2/4/2027	421,335	389,965
Gainwell Acquisition Corp., Term Loan B, 90-day average SOFR + 4.0%, 8.998%, 10/1/2027	1,063,774	1,008,920
Grifols Worldwide Operations U.S.A., Inc., Term Loan B, 1-month USD-LIBOR + 2.0%, 7.364%, 11/15/2027	250,000	240,735
Imprivata, Inc., Term Loan, 1-month USD-LIBOR + 3.75%, 8.904%, 12/1/2027	421,400	406,914
Jazz Financing Lux S.a.r.l., Term Loan, 1-month USD-LIBOR + 3.5%, 8.654%, 5/5/2028	336,576	336,275
Mallinckrodt International Finance S.A., Term Loan, 3-month USD LIBOR + 5.25%, 10.358%, 9/30/2027	532,822	370,080
Medical Solutions Holdings, Inc., First Lien Term Loan, 90-day average SOFR + 3.25%, 8.614%, 11/1/2028	222,924	207,876
Medline Borrower LP, Term Loan B, 1-month USD-LIBOR + 3.25%, 8.404%, 10/23/2028	1,041,242	1,010,797
New Trojan Parent, Inc., First Lien Term Loan, 1-month USD-LIBOR + 3.25%, 3-month USD-LIBOR + 3.25%, 8.358% - 8.404%, 1/6/2028	427,388	269,254
Option Care Health, Inc., Term Loan B, 1-month USD-LIBOR + 2.75%, 7.904%, 10/27/2028	444,375	443,708
Owens & Minor, Inc., Term Loan B, 30-day average SOFR + 3.75%, 90-day average SOFR + 3.75%, 180-day average SOFR + 3.75%, 8.715% - 9.003%, 3/29/2029	340,667	338,679
The accompanying notes are an integral part of the financial statements.

22	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)
Perrigo Investments LLC, Term Loan B, 30-day average SOFR + 2.35%, 7.503%, 4/20/2029	347,374	343,322
RegionalCare Hospital Partners Holdings, Inc., Term Loan B, 3-month USD-LIBOR + 3.75%, 9.023%, 11/16/2025	615,205	541,510
Sotera Health Holdings LLC, Term Loan, 3-month USD-LIBOR + 2.75%, 8.023%, 12/11/2026	435,000	420,862
Surgery Center Holdings, Inc., Term Loan, 3-month USD-LIBOR + 3.75%, 8.858%, 8/31/2026	500,220	497,491
Team Health Holdings, Inc., Term Loan B, 30-day average SOFR + 5.25%, 10.403%, 3/2/2027	342,490	210,998
U.S. Anesthesia Partners, Inc., Term Loan, 1-month USD-LIBOR + 4.25%, 9.284%, 10/1/2028	443,250	404,228
		10,596,514
Industrials 22.1%
AI Aqua Merger Sub, Inc., First Lien Term Loan B, 1-month USD-LIBOR + 3.75%, 8.804%, 7/31/2028	715,943	691,021
Ali Group North America Corp., Term Loan B, 30-day average SOFR + 2.0%, 7.268%, 7/30/2029	226,060	225,229
Allied Universal Holdco LLC, Term Loan B, 30-day average SOFR + 3.75%, 9.003%, 5/12/2028	795,713	749,761
Amentum Government Services Holdings LLC, Term Loan B, 30-day average SOFR + 4.0%, 9.268%, 1/29/2027	641,850	603,339
American Airlines, Inc.:
Term Loan B, 180-day average SOFR + 2.75%, 8.154%, 2/15/2028	250,000	241,233
First Lien Term Loan, 90-day average SOFR + 3.5%, 10.01%, 1/29/2027	740,587	713,433
APi Group DE, Inc., Term Loan B, 1-month USD-LIBOR + 2.75%, 7.91%, 1/3/2029	223,858	224,318
Arches Buyer, Inc., Term Loan B, 30-day average SOFR + 3.25%, 8.503%, 12/6/2027	420,325	391,375
Avis Budget Car Rental LLC, Term Loan C, 30-day average SOFR + 3.5%, 8.753%, 3/16/2029	247,500	247,345
AVSC Holding Corp., Term Loan B1, 1-month USD-LIBOR + 3.25%, 8.599%, 3/3/2025 (PIK)	517,778	499,360
AZZ Inc., Term Loan B, 30-day average SOFR + 4.25%, 9.503%, 5/13/2029	317,000	317,231
Beacon Roofing Supply, Inc., Term Loan B, 1-month USD-LIBOR + 2.25%, 7.404%, 5/19/2028	247,481	246,223
Bingo Industries Ltd., Term Loan, 90-day average SOFR + 3.5%, 8.66%, 7/14/2028	433,400	400,353
Brand Energy & Infrastructure Services, Inc., Term Loan, 1-month USD-LIBOR + 4.25%, 3-month USD-LIBOR + 4.25%, 9.354% - 9.409%, 6/21/2024	655,415	622,808
The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	23

	Principal Amount ($)	Value ($)
BrightView Landscapes LLC, Term Loan B, 30-day average SOFR + 3.25%, 90-day average SOFR + 3.25%, 8.295% - 8.403%, 4/20/2029	496,250	486,737
Brown Group Holding LLC:
Term Loan B, 30-day average SOFR + 2.5%, 7.753%, 6/7/2028	606,792	587,614
Term Loan B2, 30-day average SOFR + 3.75%, 90-day average SOFR + 3.75%, 8.903% - 9.014%, 7/2/2029	497,500	491,368
Camelot U.S. Acquisition 1 Co., Term Loan B, 1-month USD-LIBOR + 3.0%, 8.268%, 10/30/2026	626,820	620,552
Cobham Ultra SeniorCo S.a.r.l, Term Loan B, 6-month USD-LIBOR + 3.5%, 8.56%, 8/3/2029	248,752	242,782
Covanta Holding Corp.:
Term Loan B, 30-day average SOFR + 2.5%, 7.653%, 11/30/2028	229,835	226,675
Term Loan C, 30-day average SOFR + 2.5%, 7.653%, 11/30/2028	17,843	17,598
Dynasty Acquisition Co., Inc.:
Term Loan B1, 30-day average SOFR + 3.5%, 8.753%, 4/6/2026	593,848	580,486
Term Loan B2, 30-day average SOFR + 3.5%, 8.753%, 4/6/2026	318,093	310,936
Emrld Borrower LP, Term Loan B, 5/4/2030 (b)	138,587	137,114
Filtration Group Corp., First Lien Term Loan, 1-month USD-LIBOR + 4.25%, 9.404%, 3/29/2025	578,203	577,660
Garda World Security Corp., Term Loan B, 30-day average SOFR + 4.25%, 9.444%, 10/30/2026	635,535	626,717
Gates Global LLC, Term Loan B3, 30-day average SOFR + 2.5%, 7.753%, 3/31/2027	426,133	422,351
Genesee & Wyoming Inc., Term Loan, 90-day average SOFR + 2.0%, 6.998%, 12/30/2026	348,205	347,157
GFL Environmental, Inc., Term Loan, 30-day average SOFR + 3.0%, 8.145%, 5/28/2027	130,000	129,960
GYP Holdings III Corp., Term Loan, 30-day average SOFR + 3.0%, 8.153%, 5/12/2030	84,000	83,860
Hertz Corp.:
Term Loan B, 1-month USD-LIBOR + 3.25%, 8.41%, 6/30/2028	207,987	206,285
Term Loan C, 1-month USD-LIBOR + 3.25%, 8.41%, 6/30/2028	39,896	39,569
Hillman Group, Inc.:
Delayed Draw Term Loan, 1-month USD-LIBOR + 2.75%, 2.75% - 7.904%, 7/14/2028	5,785	5,709
Term Loan B1, 1-month USD-LIBOR + 2.75%, 7.904%, 7/14/2028	301,921	297,920
Indy U.S. Bidco LLC, Term Loan B, 3/6/2028 (b)	154,385	139,718
The accompanying notes are an integral part of the financial statements.

24	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)
Inmar Holdings, Inc., First Lien Term Loan, 3-month USD-LIBOR + 4.0%, 9.159%, 5/1/2024	437,746	430,195
Jeld-Wen, Inc., Term Loan B, 7/28/2028 (b)	299,239	298,257
Kenan Advantage Group, Inc., Term Loan B1, 3-month USD-LIBOR + 3.75%, 9.477%, 3/24/2026	773,294	768,318
Kestrel Bidco, Inc., Term Loan B, 30-day average SOFR + 3.0%, 8.251%, 12/11/2026	445,041	412,219
Madison IAQ LLC, Term Loan, 6-month USD-LIBOR + 3.25%, 8.302%, 6/21/2028	284,556	273,060
MI Windows and Doors LLC, Term Loan, 30-day average SOFR + 3.5%, 8.753%, 12/18/2027	262,418	258,196
Mileage Plus Holdings LLC, Term Loan B, 3-month USD-LIBOR + 5.25%, 10.213%, 6/21/2027	362,805	376,240
Mirion Technologies, Inc., Term Loan, 1-month USD-LIBOR + 2.75%, 7.904%, 10/20/2028	377,729	373,092
Mitchell International, Inc., Term Loan B, 1-month USD-LIBOR + 3.75%, 8.877%, 10/15/2028	643,500	611,357
Nielsen Consumer, Inc., Fifth Amendment Term Loan, 30-day average SOFR + 6.25%, 11.403%, 3/6/2028	74,615	67,527
Peraton Corp., Term Loan B, 30-day average SOFR + 3.75%, 9.003%, 2/1/2028	1,255,557	1,197,713
Prime Security Services Borrower LLC, Term Loan, 1-month USD-LIBOR + 2.75%, 7.844%, 9/23/2026	409,845	407,796
PUG LLC, Term Loan, 1-month USD-LIBOR + 3.5%, 8.654%, 2/12/2027	434,023	372,012
Quikrete Holdings, Inc., Term Loan B1, 1-month USD-LIBOR + 3.0%, 8.154%, 3/18/2029	594,000	590,861
Rand Parent LLC, Term Loan B, 90-day average SOFR + 4.25%, 9.127%, 3/17/2030	391,000	337,562
Sabre GLBL Inc., First Lien Term Loan B, 30-day average SOFR + 5.0%, 10.253%, 6/30/2028	229,854	171,099
Solis IV BV, Term Loan B1, 90-day average SOFR + 3.50%, 8.666%, 2/26/2029	446,625	412,179
Spirit Aerosystems, Inc., Term Loan, 90-day average SOFR + 4.5%, 9.545%, 1/15/2027	149,250	149,375
SRS Distribution Inc., Term Loan B, 1-month USD-LIBOR + 3.5%, 8.654%, 6/2/2028	694,455	661,253
Staples, Inc., 7 Year Term Loan, 3-month USD-LIBOR + 5.0%, 10.299%, 4/16/2026	670,473	572,752
Tempo Acquisition LLC, Term Loan B, 30-day average SOFR + 3.0%, 8.153%, 8/31/2028	830,233	829,108
Titan Acquisition Ltd., Term Loan B, 3-month USD-LIBOR + 3.0%, 8.151%, 3/28/2025	870,938	828,027
TransDigm, Inc.:
Term Loan H, 90-day average SOFR + 3.25%, 8.148%, 2/22/2027	821,816	819,363
The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	25

	Principal Amount ($)	Value ($)
Term Loan I, 90-day average SOFR + 3.25%, 8.148%, 8/24/2028	1,442,751	1,436,590
Travelport Finance (Luxembourg) S.a.r.l.:
Term Loan, 1-month USD-LIBOR + 1.5%, 6.654%, 2/28/2025 (PIK)	314,705	309,787
Consented Term Loan, 90-day average SOFR + 8.5%, 13.365%, 5/29/2026 (PIK)	307,495	192,184
United Airlines, Inc., Term Loan B, 1-month USD-LIBOR + 3.75%, 8.888%, 4/21/2028	724,787	722,268
Veritas U.S. Inc., Term Loan B, 1-month USD-LIBOR + 5.0%, 10.153%, 9/1/2025	292,517	221,788
Verscend Holding Corp., Term Loan B, 1-month USD-LIBOR + 4.0%, 9.154%, 8/27/2025	738,282	737,743
Vertical U.S. Newco, Inc., Term Loan B, 6-month USD-LIBOR + 3.5%, 8.602%, 7/30/2027	549,250	530,817
Vertiv Group Corp., Term Loan B, 1-month USD-LIBOR + 2.75%, 7.812%, 3/2/2027	478,925	472,206
WP CPP Holdings LLC, Term Loan, 3-month USD-LIBOR + 3.75%, 9.03%, 4/30/2025	97,561	86,098
		28,678,839
Information Technology 10.8%
Aruba Investments, Inc., Term Loan, 1-month USD-LIBOR + 4.0%, 9.154%, 11/24/2027	709,364	680,990
Banff Merger Subsidiary, Inc.:
Term Loan, 1-month USD-LIBOR + 3.75%, 8.904%, 10/2/2025	905,271	893,956
Second Lien Term Loan, 1-month USD-LIBOR + 5.50%, 10.654%, 2/27/2026	250,000	242,375
Cloud Software Group, Inc., Term Loan, 90-day average SOFR + 4.5%, 9.498%, 3/30/2029	698,250	648,199
CommerceHub, Inc., Term Loan B, 90-day average SOFR + 4.0%, 9.217%, 12/29/2027	420,325	369,712
CommScope, Inc., Term Loan B, 1-month USD-LIBOR + 3.25%, 8.404%, 4/6/2026	631,627	594,676
Cornerstone OnDemand, Inc., Term Loan, 1-month USD-LIBOR + 3.75%, 8.904%, 10/16/2028	465,300	420,224
Cvent, Inc., Term Loan B, 5/17/2030 (b)	250,000	242,812
ECI Macola Max Holdings LLC, Term Loan, 3-month USD-LIBOR + 3.75%, 8.909%, 11/9/2027	210,215	205,249
ECL Entertainment LLC, Term Loan, 1-month USD-LIBOR + 7.5%, 12.768%, 5/1/2028	368,438	370,970
Endure Digital Inc., Term Loan, 3-month USD-LIBOR + 3.5%, 8.792%, 2/10/2028	422,475	386,499
Entegris, Inc., Term Loan B, 30-day average SOFR + 2.75%, 90-day average SOFR + 2.75%, 7.641% - 7.903%, 7/6/2029	399,000	398,906
The accompanying notes are an integral part of the financial statements.

26	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)
Finastra U.S.A., Inc.:
First Lien Term Loan, 3-month USD-LIBOR + 3.5%, 8.655%, 6/13/2024	675,971	644,772
Second Lien Term Loan, 3-month USD-LIBOR + 7.25%, 12.405%, 6/13/2025	371,428	317,721
Hyland Software, Inc., First Lien Term Loan, 1-month USD-LIBOR + 3.5%, 8.654%, 7/1/2024	97,949	96,296
Idera, Inc., Term Loan, 30-day average SOFR + 3.75%, 8.884%, 3/2/2028	213,150	205,224
I-Logic Technologies Bidco Ltd., Term Loan B, 90-day average SOFR + 4.0%, 9.048%, 2/16/2028	294,531	285,037
Ivanti Software, Inc.:
Term Loan B, 3-month USD-LIBOR + 4.0%, 8.984%, 12/1/2027	426,300	355,562
Term Loan B, 3-month USD-LIBOR + 4.25%, 9.212%, 12/1/2027	423,571	356,253
Magenta Buyer LLC, First Lien Term Loan, 3-month USD-LIBOR + 4.75%, 10.03%, 7/27/2028	433,400	308,977
McAfee LLC, Term Loan B, 30-day average SOFR + 3.75%, 8.843%, 3/1/2029	669,938	629,463
MKS Instruments, Inc., Term Loan B, 30-day average SOFR + 2.75%, 7.948%, 8/17/2029	298,500	295,888
Open Text Corp., Term Loan B, 30-day average SOFR + 3.5%, 8.753%, 1/31/2030	498,750	498,334
Presidio Holdings, Inc., Term Loan B, 30-day average SOFR + 3.50%, 90-day average SOFR + 3.5%, 8.645% - 8.753%, 1/22/2027	232,428	231,048
Project Alpha Intermediate Holding, Inc., Term Loan B, 1-month USD-LIBOR + 4.0%, 9.16%, 4/26/2024	734,968	732,444
Proofpoint, Inc., First Lien Term Loan, 1-month USD-LIBOR + 3.25%, 8.404%, 8/31/2028	217,250	210,249
Riverbed Technology, Inc., Term Loan, 3-month USD-LIBOR + 8.0%, 13.33%, 12/7/2026 (PIK)	161,484	43,359
Surf Holdings LLC, Term Loan, 3-month USD-LIBOR + 3.5%, 8.508%, 3/5/2027	532,242	525,684
Uber Technologies, Inc., Term Loan B, 90-day average SOFR + 2.75%, 7.87%, 3/3/2030	249,375	247,474
Ultimate Software Group, Inc., Term Loan, 90-day average SOFR + 3.25%, 8.271%, 5/4/2026	845,330	813,301
Ultra Clean Holdings, Inc., Term Loan B, 1-month USD-LIBOR + 3.75%, 8.904%, 8/27/2025	340,270	340,643
Verifone Systems, Inc., First Lien Term Loan, 3-month USD-LIBOR + 4.0%, 9.476%, 8/20/2025	713,062	624,375
VS Buyer LLC, Term Loan B, 30-day average SOFR + 3.0%, 8.134%, 2/28/2027	250,645	241,873
Weld North Education LLC, Term Loan B, 1-month USD-LIBOR + 3.75%, 8.91%, 12/21/2027	210,163	207,010
The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	27

	Principal Amount ($)	Value ($)
West Corp., Term Loan B3, 30-day average SOFR + 4.0%, 90-day average SOFR + 4.0%, 9.295% - 9.403%, 4/10/2027	122,719	109,851
Xperi Corp., Term Loan B, 1-month USD-LIBOR + 3.5%, 8.654%, 6/8/2028	283,600	280,941
		14,056,347
Materials 9.1%
Albaugh LLC, Term Loan B, 30-day average SOFR + 3.50%, 90-day average SOFR + 3.5%, 8.545% - 8.903%, 4/6/2029	396,000	392,287
Altium Packaging LLC, Term Loan B, 1-month USD-LIBOR + 2.75%, 7.904%, 2/3/2028	852,600	828,684
AMG Advanced Metallurgical Group N.V., Term Loan B, 30-day average SOFR + 3.5%, 8.768%, 11/30/2028	296,250	292,052
Berlin Packaging LLC, Term Loan B5, 1-month USD-LIBOR + 3.75%, 3-month USD-LIBOR + 3.75%, 8.79% - 8.91%, 3/11/2028	443,250	429,780
Charter NEX U.S., Inc., Term Loan, 30-day average SOFR + 3.75%, 9.018%, 12/1/2027	420,325	409,451
Chemours Co., Term Loan B, 30-day average SOFR + 1.75%, 7.003%, 4/3/2025	395,343	388,424
Clydesdale Acquisition Holdings, Inc., Term Loan B, 30-day average SOFR + 4.175%, 9.428%, 4/13/2029	300,000	285,732
GEON Performance Solutions LLC, Term Loan, 3-month USD-LIBOR + 4.5%, 9.659%, 8/18/2028	225,565	222,840
Illuminate Buyer LLC, Term Loan, 30-day average SOFR + 3.5%, 8.768%, 6/30/2027	371,972	366,547
INEOS Enterprises Holdings U.S. Finco LLC, Term Loan B, 90-day average SOFR + 3.5%, 8.864%, 8/28/2026	329,774	328,813
Ineos U.S. Finance LLC, Term Loan B, 30-day average SOFR + 3.75%, 9.003%, 11/8/2027	248,695	247,848
Innophos, Inc., Term Loan B, 1-month USD-LIBOR + 3.25%, 8.404%, 2/5/2027	213,400	209,599
Jadex, Inc., Term Loan, 1-month USD-LIBOR + 4.75%, 9.904%, 2/18/2028	426,300	386,068
LSF11 A5 Holdco LLC, Term Loan, 30-day average SOFR + 3.5%, 8.768%, 10/15/2028	521,994	505,943
Mauser Packaging Solutions Holding Co., Term Loan B, 30-day average SOFR + 4.0%, 8.993%, 8/14/2026	455,000	445,900
Messer Industries GmbH, Term Loan, 90-day average SOFR + 2.5%, 7.66%, 3/2/2026	249,712	249,349
Proampac PG Borrower LLC, Term Loan, 90-day average SOFR + 3.75%, 3-month USD-LIBOR + 2.75%, 1-month USD-LIBOR + 3.75%, 8.927% - 11.00%, 11/3/2025	487,505	477,999
The accompanying notes are an integral part of the financial statements.

28	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)
Reynolds Group Holdings, Inc.:
Term Loan B2, 30-day average SOFR + 3.25%, 8.518%, 2/5/2026	704,309	700,386
Term Loan B, 30-day average SOFR + 3.25%, 8.518%, 9/24/2028	443,250	434,434
Ring Container Technologies Group LLC, Term Loan B, 1-month USD-LIBOR + 3.5%, 8.654%, 8/12/2028	219,225	216,554
Starfruit Finco B.V:
Term Loan B, 90-day average SOFR + 2.75%, 7.895%, 10/1/2025	1,443,832	1,441,384
Term Loan B, 90-day average SOFR + 4.0%, 8.99%, 4/3/2028	250,000	246,354
TricorBraun Holdings, Inc., Term Loan, 30-day average SOFR + 3.25%, 8.518%, 3/3/2028	891,017	851,304
Trident TPI Holdings, Inc.:
Term Loan, 3-month USD-LIBOR + 4.0%, 9.159%, 9/15/2028	433,651	416,305
Term Loan, 30-day average SOFR + 4.5%, 9.653%, 9/15/2028	200,000	191,910
Tronox Finance LLC, Term Loan B, 1-month USD-LIBOR + 2.25%, 7.404%, 3/10/2028	481,646	474,460
U.S. Silica Co., Term Loan B, 30-day average SOFR + 4.75%, 10.003%, 3/25/2030	443,734	438,108
		11,878,515
Real Estate 0.4%
Cushman & Wakefield U.S. Borrower LLC:
Term Loan B, 1-month USD-LIBOR + 2.75%, 7.904%, 8/21/2025	238,198	231,945
Term Loan, 30-day average SOFR + 3.25%, 8.503%, 1/31/2030	300,452	281,299
		513,244
Utilities 2.3%
APLP Holdings LP, Term Loan B, 3-month USD-LIBOR + 3.75%, 8.909%, 5/14/2027	158,514	157,787
Astoria Energy LLC, Term Loan B, 1-month USD-LIBOR + 3.5%, 8.66%, 12/10/2027	823,559	817,971
EFS Cogen Holdings I LLC, Term Loan B, 3-month USD-LIBOR + 3.5%, 8.66%, 10/1/2027	620,425	613,790
ExGen Renewables IV LLC, Term Loan, 90-day average SOFR + 2.5%, 7.764%, 12/15/2027	374,077	371,827
Granite Generation LLC, Term Loan B, 1-month USD-LIBOR + 3.75%, 8.904%, 11/9/2026	473,965	451,452
The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	29

	Principal Amount ($)	Value ($)
Lonestar II Generation Holdings LLC:
Term Loan B, 3-month USD-LIBOR + 4.0%, 12.25%, 4/20/2026	157,365	155,202
Term Loan C, 3-month USD-LIBOR + 4.0%, 12.25%, 4/20/2026	26,054	25,695
Pacific Gas & Electric Co., Term Loan, 1-month USD-LIBOR + 3.0%, 8.188%, 6/23/2025	419,181	416,647
		3,010,371
Total Loan Participations and Assignments (Cost $123,160,056)		118,861,005
Corporate Bonds 3.2%
Communication Services 0.7%
Clear Channel Outdoor Holdings, Inc., 144A, 5.125%, 8/15/2027	500,000	440,765
DISH DBS Corp., 144A, 5.25%, 12/1/2026	200,000	157,984
LCPR Senior Secured Financing DAC, 144A, 6.75%, 10/15/2027	315,000	292,286
		891,035
Consumer Discretionary 1.0%
Caesars Entertainment, Inc., 144A, 6.25%, 7/1/2025	600,000	598,190
Clarios Global LP:
144A, 6.25%, 5/15/2026	45,000	44,523
144A, 6.75%, 5/15/2025	54,000	54,112
Ford Motor Credit Co. LLC, 2.3%, 2/10/2025	250,000	233,346
NCL Corp. Ltd., 144A, 8.375%, 2/1/2028	40,000	41,370
Travel & Leisure Co., 144A, 6.625%, 7/31/2026	270,000	267,492
Williams Scotsman International, Inc., 144A, 4.625%, 8/15/2028	60,000	54,807
		1,293,840
Energy 0.1%
Cheniere Energy, Inc., 4.625%, 10/15/2028	75,000	70,383
Health Care 0.0%
Tenet Healthcare Corp., 4.625%, 6/15/2028	30,000	27,900
Industrials 0.9%
American Airlines, Inc., 144A, 5.5%, 4/20/2026	400,000	392,560
Chart Industries, Inc., 144A, 7.5%, 1/1/2030	70,000	70,705
Legends Hospitality Holding Co. LLC, 144A, 5.0%, 2/1/2026	10,000	8,925
Prime Security Services Borrower LLC:
144A, 5.25%, 4/15/2024	40,000	39,608
144A, 6.25%, 1/15/2028	308,000	282,893
The accompanying notes are an integral part of the financial statements.

30	|	DWS Floating Rate Fund

	Principal Amount ($)		Value ($)
Spirit Loyalty Cayman Ltd., 144A, 8.0%, 9/20/2025	USD	78,000	78,774
TK Elevator U.S. Newco, Inc., 144A, 5.25%, 7/15/2027		250,000	230,169
United Rentals North America, Inc., 144A, 6.0%, 12/15/2029		80,000	80,023
			1,183,657
Materials 0.5%
Arconic Corp., 144A, 6.125%, 2/15/2028		300,000	302,810
Cleveland-Cliffs, Inc., 144A, 6.75%, 4/15/2030		360,000	340,020
			642,830
Real Estate 0.0%
Park Intermediate Holdings LLC, 144A, (REIT), 5.875%, 10/1/2028		60,000	54,817
Total Corporate Bonds (Cost $4,335,301)			4,164,462

	Shares	Value ($)
Common Stocks 0.2%
Communication Services 0.0%
Clear Channel Outdoor Holdings, Inc.*	22,247	27,364
iHeartMedia, Inc. “A” *	1,111	2,633
		29,997
Energy 0.2%
Seadrill Ltd.*	6,708	237,799
Information Technology 0.0%
Answers Corp.* (d)	2,219	0
Total Common Stocks (Cost $532,988)		267,796
Warrants 0.0%
Communication Services
iHeartMedia, Inc., Expiration Date 5/1/2039*	8,350	21,919
Windstream Services LLC, Expiration Date 6/9/2023*	551	6,061
Total Warrants (Cost $156,854)		27,980
Closed-End Investment Companies 0.4%
Nuveen Credit Strategies Income Fund (Cost $613,195)	95,370	468,267
The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	31

	Shares	Value ($)
Exchange-Traded Funds 2.1%
Invesco Senior Loan ETF	51,755	1,066,153
SPDR Blackstone Senior Loan ETF	25,180	1,034,898
Xtrackers USD High Yield Corporate Bond ETF (e)	17,415	592,284
Total Exchange-Traded Funds (Cost $2,980,706)		2,693,335
Cash Equivalents 0.1%
DWS Central Cash Management Government Fund, 5.13% (f) (Cost $155,553)	155,553	155,553

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $131,934,653)	97.6	126,638,398
Other Assets and Liabilities, Net	2.4	3,164,557
Net Assets	100.0	129,802,955
A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2023 are as follows:
Value ($) at 5/31/2022	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 5/31/2023	Value ($) at 5/31/2023
Exchange-Traded Funds 0.5%
Xtrackers USD High Yield Corporate Bond ETF (e)
635,648	—	—	—	(43,364)	33,450	—	17,415	592,284
Cash Equivalents 0.1%
DWS Central Cash Management Government Fund, 5.13% (f)
10,191,197	46,419,583	56,455,227	—	—	253,203	—	155,553	155,553
10,826,845	46,419,583	56,455,227	—	(43,364)	286,653	—	172,968	747,837

*	Non-income producing security.
(a)
Senior loans in the Fund’s portfolio generally are subject to mandatory and/or optional payment. As a result, the actual remaining maturity of senior loans in the Fund’s portfolio may be substantially less than the stated maturities shown in this report.
Senior loans pay interest at a rate which may be fixed or may vary based on a published reference rate and spread and are shown at their current rate as of May 31, 2023.
Senior loans with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

(b)	All or a portion of the security represents unsettled loan commitments at May 31, 2023 where the rate will be determined at the time of settlement.
The accompanying notes are an integral part of the financial statements.

32	|	DWS Floating Rate Fund

(c)	Defaulted security or security for which income has been deemed uncollectible.
(d)	Investment was valued using significant unobservable inputs.
(e)	Affiliated fund managed by DBX Advisors LLC.
(f)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIP: Debtor-in-Possession
PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.
REIT: Real Estate Investment Trust
SOFR: Secured Overnight Financing Rate
SPDR: Standard & Poor’s Depositary Receipt
LIBOR: London Interbank Offered Rate, a common benchmark rate previously used for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies. As of the end of June 2023, certain remaining widely used US Dollar LIBOR rates that were published for an additional period of time to assist with the transition were also phased out. The transition process from LIBOR to Secure Overnight Financing Rate (SOFR) for US Dollar LIBOR rates has become increasingly well defined, especially following the signing of the federal Adjustable Interest Rate Act in March 2022. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments.
At May 31, 2023, the Fund had unfunded loan commitments of $242,744, which could be extended at the option of the borrower, pursuant to the following loan agreements:
Borrower	Unfunded Loan Commitments ($)	Value ($)	Unrealized Depreciation ($)
ABG Intermediate Holdings 2 LLC, Delayed Draw Term Loan, 12/21/2028	74,074	72,608	(1,466)
Athenahealth Group, Inc., Delayed Draw Term Loan, 2/15/2029	101,125	97,692	(3,433)
Hillman Group, Inc., Delayed Draw Term Loan, 7/14/2028	67,545	66,650	(895)
Total	242,744	236,950	(5,794)
The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	33

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of May 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Loan Participations and Assignments (a)	$—	$118,848,279	$12,726	$118,861,005
Corporate Bonds (a)	—	4,164,462	—	4,164,462
Common Stocks
Communication Services	29,997	—	—	29,997
Energy	237,799	—	—	237,799
Information Technology	—	—	0	0
Warrants	—	27,980	—	27,980
Closed-End Investment Companies	468,267	—	—	468,267
Exchange-Traded Funds	2,693,335	—	—	2,693,335
Short-Term Investments	155,553	—	—	155,553
Total	$3,584,951	$123,040,721	$12,726	$126,638,398

Liabilities	Level 1	Level 2	Level 3	Total
Unfunded Loan Commitment (b)	$—	$(5,794)	$—	$(5,794)
Total	$—	$(5,794)	$—	$(5,794)
During the year ended May 31, 2023, the amount of transfers between Level 3 and Level 2 was $1,092,386. The investments transferred from Level 3 to Level 2 due to the availability of a pricing source supported by observable inputs.

Transfers between price levels are recognized at the beginning of the reporting period.

(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Includes depreciation on unfunded loan commitments.
The accompanying notes are an integral part of the financial statements.

34	|	DWS Floating Rate Fund

Statement of Assets and Liabilities
as of May 31, 2023

Assets
Investment in non-affiliated securities, at value (cost $131,085,634)	$125,890,561
Investment in affiliated securities, at value (cost $849,019)	747,837
Cash	308,575
Receivable for investments sold	4,049,902
Receivable for Fund shares sold	6,356
Dividends receivable	4,530
Interest receivable	918,704
Other assets	43,719
Total assets	131,970,184
Liabilities
Payable for investments purchased	1,768,509
Payable for Fund shares redeemed	178,420
Unrealized depreciation on unfunded commitments	5,794
Accrued management fee	39,264
Accrued Trustees' fees	1,860
Other accrued expenses and payables	173,382
Total liabilities	2,167,229
Net assets, at value	$129,802,955
Net Assets Consist of
Distributable earnings (loss)	(279,432,613)
Paid-in capital	409,235,568
Net assets, at value	$129,802,955
The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	35

Statement of Assets and Liabilities as of May 31, 2023 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($53,650,772 ÷ 7,198,091 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.45
Maximum offering price per share (100 ÷ 97.25 of $7.45)	$7.66
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,211,005 ÷ 295,046 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.49
Class R6
Net Asset Value, offering and redemption price per share ($18,937 ÷ 2,541 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.45
Class S
Net Asset Value, offering and redemption price per share ($17,677,600 ÷ 2,373,947 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.45
Institutional Class
Net Asset Value, offering and redemption price per share ($56,244,641 ÷ 7,546,824 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.45
The accompanying notes are an integral part of the financial statements.

36	|	DWS Floating Rate Fund

Statement of Operations
for the year ended May 31, 2023

Investment Income
Income:
Interest	$9,783,814
Dividends	330,454
Income distributions from affiliated securities	286,653
Total income	10,400,921
Expenses:
Management fee	747,368
Administration fee	131,809
Services to shareholders	128,787
Distribution and service fees	179,283
Custodian fee	102,734
Professional fees	97,032
Reports to shareholders	35,878
Registration fees	69,400
Trustees' fees and expenses	7,091
Other	14,763
Total expenses before expense reductions	1,514,145
Expense reductions	(291,538)
Total expenses after expense reductions	1,222,607
Net investment income	9,178,314
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(4,553,936)
Payments by affiliates (see Note F)	55,902
(4,498,034)
Change in net unrealized appreciation (depreciation) on:
Affiliated investments	(43,364)
Non-affiliated investments	1,458,405
Unfunded loan commitments	6,487
1,421,528
Net gain (loss)	(3,076,506)
Net increase (decrease) in net assets resulting from operations	$6,101,808
The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	37

Statements of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2023	2022
Operations:
Net investment income	$9,178,314	$5,087,130
Net realized gain (loss)	(4,498,034)	(878,552)
Change in net unrealized appreciation (depreciation)	1,421,528	(6,828,329)
Net increase (decrease) in net assets resulting from operations	6,101,808	(2,619,751)
Distributions to shareholders:
Class A	(3,369,604)	(2,051,531)
Class C	(171,704)	(185,701)
Class R6	(1,146)	(628)
Class S	(1,108,791)	(750,512)
Institutional Class	(3,520,828)	(1,993,549)
Total distributions	(8,172,073)	(4,981,921)
Fund share transactions:
Proceeds from shares sold	15,895,341	18,977,215
Reinvestment of distributions	7,822,731	4,758,064
Payments for shares redeemed	(37,092,753)	(33,141,667)
Net increase (decrease) in net assets from Fund share transactions	(13,374,681)	(9,406,388)
Increase (decrease) in net assets	(15,444,946)	(17,008,060)
Net assets at beginning of period	145,247,901	162,255,961
Net assets at end of period	$129,802,955	$145,247,901

The accompanying notes are an integral part of the financial statements.

38	|	DWS Floating Rate Fund

Financial Highlights
DWS Floating Rate Fund — Class A
	Years Ended May 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$7.55	$7.95	$7.54	$8.09	$8.22
Income (loss) from investment operations:
Net investment income[a]	.50	.25	.26	.32	.37
Net realized and unrealized gain (loss)	(.15 )	(.40 )	.41	(.52 )	(.14 )
Total from investment operations	.35	(.15 )	.67	(.20 )	.23
Less distributions from:
Net investment income	(.45 )	(.25 )	(.26 )	(.35 )	(.36 )
Net asset value, end of period	$7.45	$7.55	$7.95	$7.54	$8.09
Total Return (%)[b,c]	4.73	(1.99)	8.99	(2.52)	2.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	54	61	67	55	69
Ratio of expenses before expense reductions (%)	1.25	1.23	1.22	1.27	1.29
Ratio of expenses after expense reductions (%)	1.00	1.03	1.01	1.00	1.01
Ratio of net investment income (%)	6.64	3.21	3.28	4.07	4.50
Portfolio turnover rate (%)	20	32	60	44	26

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	39

DWS Floating Rate Fund — Class C
	Years Ended May 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$7.59	$7.99	$7.58	$8.13	$8.26
Income (loss) from investment operations:
Net investment income[a]	.42	.19	.20	.27	.31
Net realized and unrealized gain (loss)	(.13 )	(.40 )	.41	(.53 )	(.14 )
Total from investment operations	.29	(.21 )	.61	(.26 )	.17
Less distributions from:
Net investment income	(.39 )	(.19 )	(.20 )	(.29 )	(.30 )
Net asset value, end of period	$7.49	$7.59	$7.99	$7.58	$8.13
Total Return (%)[b,c]	3.95	(2.70)	8.14	(3.21)	2.05
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	6	10	35	62
Ratio of expenses before expense reductions (%)	2.05	2.00	1.99	2.03	2.06
Ratio of expenses after expense reductions (%)	1.76	1.78	1.76	1.75	1.76
Ratio of net investment income (%)	5.58	2.46	2.53	3.35	3.74
Portfolio turnover rate (%)	20	32	60	44	26

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

40	|	DWS Floating Rate Fund

DWS Floating Rate Fund — Class R6
	Years Ended May 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$7.55	$7.94	$7.54	$8.09	$8.22
Income (loss) from investment operations:
Net investment income[a]	.52	.27	.27	.35	.38
Net realized and unrealized gain (loss)	(.15 )	(.39 )	.41	(.53 )	(.13 )
Total from investment operations	.37	(.12 )	.68	(.18 )	.25
Less distributions from:
Net investment income	(.47 )	(.27 )	(.28 )	(.37 )	(.38 )
Net asset value, end of period	$7.45	$7.55	$7.94	$7.54	$8.09
Total Return (%)[b]	4.99	(1.62)	9.12	(2.28)	3.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.02	.02	.02	.05	.2
Ratio of expenses before expense reductions (%)	1.13	1.09	1.07	.95	.96
Ratio of expenses after expense reductions (%)	.75	.78	.76	.75	.76
Ratio of net investment income (%)	6.96	3.46	3.52	4.37	4.72
Portfolio turnover rate (%)	20	32	60	44	26

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	41

DWS Floating Rate Fund — Class S
	Years Ended May 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$7.55	$7.94	$7.53	$8.08	$8.21
Income (loss) from investment operations:
Net investment income[a]	.51	.26	.27	.34	.38
Net realized and unrealized gain (loss)	(.15 )	(.39 )	.41	(.53 )	(.14 )
Total from investment operations	.36	(.13 )	.68	(.19 )	.24
Less distributions from:
Net investment income	(.46 )	(.26 )	(.27 )	(.36 )	(.37 )
Net asset value, end of period	$7.45	$7.55	$7.94	$7.53	$8.08
Total Return (%)[b]	4.89	(1.72)	9.16	(2.38)	2.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	19	26	31	57
Ratio of expenses before expense reductions (%)	1.09	1.06	1.05	1.10	1.13
Ratio of expenses after expense reductions (%)	.85	.88	.86	.85	.86
Ratio of net investment income (%)	6.79	3.36	3.43	4.25	4.64
Portfolio turnover rate (%)	20	32	60	44	26

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

42	|	DWS Floating Rate Fund

DWS Floating Rate Fund — Institutional Class
	Years Ended May 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$7.55	$7.95	$7.54	$8.08	$8.21
Income (loss) from investment operations:
Net investment income[a]	.52	.27	.28	.34	.39
Net realized and unrealized gain (loss)	(.15 )	(.40 )	.41	(.51 )	(.14 )
Total from investment operations	.37	(.13 )	.69	(.17 )	.25
Less distributions from:
Net investment income	(.47 )	(.27 )	(.28 )	(.37 )	(.38 )
Net asset value, end of period	$7.45	$7.55	$7.95	$7.54	$8.08
Total Return (%)[b]	4.99	(1.75)	9.12	(2.15)	3.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	59	59	44	53
Ratio of expenses before expense reductions (%)	.93	.90	.89	.97	.99
Ratio of expenses after expense reductions (%)	.75	.78	.76	.75	.76
Ratio of net investment income (%)	6.94	3.47	3.53	4.31	4.76
Portfolio turnover rate (%)	20	32	60	44	26

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS Floating Rate Fund	|	43

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS Floating Rate Fund (the “Fund” ) is a diversified series of Deutsche DWS Portfolio Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end investment management company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain qualifying plans and programs. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

44	|	DWS Floating Rate Fund

The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Senior loans are valued by independent pricing services approved by the Pricing Committee, whose valuations are intended to reflect the average of broker supplied quotes representing mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans, and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. Senior loans are generally categorized as Level 2.
Other debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Equity securities and exchange-traded funds (“ETFs” ) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on

DWS Floating Rate Fund	|	45

the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.
Closed-end investment companies are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Closed-end investment companies for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Closed-end investment companies are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans (“Loans” ) in which the Fund invests are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders” ). The Fund invests in such Loans in the form of participations in Loans (“Participations” ) or assignments of all or a portion of loans from third parties (“Assignments” ). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of

46	|	DWS Floating Rate Fund

principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund’s ability to participate in restructuring or acquiring some senior loans. All senior loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. LIBOR, a common benchmark rate previously used for certain senior loans held by the Fund, has been phased out as of the end of 2021 for most maturities and currencies. As of the end of June 2023, certain remaining widely used US Dollar LIBOR rates that were published for an additional period of time to assist with the transition were also phased out. The transition process from LIBOR to Secure Overnight Financing Rate (SOFR) for US Dollar LIBOR rates has become increasingly well defined, especially following the signing of the federal Adjustable Interest Rate Act in March 2022. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At May 31, 2023, the Fund had net tax basis capital loss carryforwards of approximately $275,231,000, including short-term losses ($29,748,000) and long-term losses ($245,483,000), which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of May 31, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The

DWS Floating Rate Fund	|	47

Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, premium amortization on debt securities, interest income on defaulted securities and the realized tax character on distributions from certain securities.  As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At May 31, 2023, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$1,279,652
Capital loss carryforwards	$(275,231,000)
Net unrealized appreciation (depreciation) on investments	$(5,468,490)
At May 31, 2023, the aggregate cost of investments for federal income tax purposes was $132,106,888. The net unrealized depreciation for all investments based on tax cost was $5,468,490. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $505,898 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $5,974,388.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended May 31,
	2023	2022
Distributions from ordinary income*	$8,172,073	$4,981,921

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

48	|	DWS Floating Rate Fund

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Other income, including commitment fees included in interest income in the Statement of Operations, is recorded as income when received by the Fund. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes, with the exception of securities in default of principal.
B.
Purchases and Sales of Securities
During the year ended May 31, 2023, purchases and sales of investment securities (excluding short-term investments) aggregated $25,762,802 and $35,292,343, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net

DWS Floating Rate Fund	|	49

assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $1 billion of the Fund’s average daily net assets	.550%
Next $1.5 billion of such net assets	.535%
Next $2.5 billion of such net assets	.510%
Next $2.5 billion of such net assets	.485%
Next $2.5 billion of such net assets	.460%
Over $10.0 billion of such net assets	.450%
Accordingly, for the year ended May 31, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund’s average daily net assets.
The Fund did not impose a portion of its management fee by an amount equal to the amount of management fee borne by the Fund as a shareholder of Xtrackers USD High Yield Corporate Bond ETF.
For the period from June 1, 2022 through September 30, 2022, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	1.03%
Class C	1.78%
Class R6	.78%
Class S	.88%
Institutional Class	.78%
Effective October 1, 2022 through September 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary

50	|	DWS Floating Rate Fund

expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.99%
Class C	1.74%
Class R6	.74%
Class S	.84%
Institutional Class	.74%
For the year ended May 31, 2023, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$140,673
Class C	10,797
Class R6	70
Class S	42,231
Institutional Class	97,767
$291,538
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2023, the Administration Fee was $131,809, of which $11,144 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C” ) (name changed from DST Systems, Inc. effective January 1, 2023), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder

DWS Floating Rate Fund	|	51

servicing fee it receives from the Fund. For the year ended May 31, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at May 31, 2023
Class A	$7,503	$1,225
Class C	430	62
Class R6	45	7
Class S	6,349	1,029
Institutional Class	463	78
	$14,790	$2,401
In addition, for the year ended May 31, 2023, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$54,929
Class C	5,421
Class S	29,008
Institutional Class	19,234
$108,592
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended May 31, 2023, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at May 31, 2023
Class C	$27,494	$1,409
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder

52	|	DWS Floating Rate Fund

accounts the firms service. For the year ended May 31, 2023, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at May 31, 2023	Annual Rate
Class A	$142,633	$21,175.25%
Class C	9,156	776.25%
	$151,789	$21,951
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2023 aggregated $421.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended May 31, 2023, the CDSC for Class C shares aggregated $274. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended May 31, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,699, of which $210 is unpaid.
Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the

DWS Floating Rate Fund	|	53

investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2023.
E.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended May 31, 2023		Year Ended May 31, 2022
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	299,312	$2,248,109	901,675	$7,110,260
Class C	31,431	236,118	158,455	1,259,578
Class S	301,946	2,298,630	376,765	2,959,419
Institutional Class	1,475,171	11,112,484	974,414	7,647,958
		$15,895,341		$18,977,215
Shares issued to shareholders in reinvestment of distributions
Class A	413,853	$3,102,714	238,664	$1,876,815
Class C	22,718	171,258	23,327	184,665
Class R6	153	1,146	80	628
Class S	137,158	1,027,611	89,387	702,674
Institutional Class	469,537	3,520,002	253,601	1,993,282
		$7,822,731		$4,758,064

54	|	DWS Floating Rate Fund

	Year Ended May 31, 2023		Year Ended May 31, 2022
	Shares	Dollars	Shares	Dollars
Shares redeemed
Class A	(1,533,478)	$(11,524,874)	(1,598,317)	$(12,579,886)
Class C	(529,251)	(3,996,168)	(716,049)	(5,675,152)
Class S	(638,077)	(4,786,360)	(1,132,017)	(8,903,016)
Institutional Class	(2,261,087)	(16,785,351)	(759,376)	(5,983,613)
		$(37,092,753)		$(33,141,667)
Net increase (decrease)
Class A	(820,313)	$(6,174,051)	(457,978)	$(3,592,811)
Class C	(475,102)	(3,588,792)	(534,267)	(4,230,909)
Class R6	153	1,146	80	628
Class S	(198,973)	(1,460,119)	(665,865)	(5,240,923)
Institutional Class	(316,379)	(2,152,865)	468,639	3,657,627
		$(13,374,681)		$(9,406,388)
F.
Payments by Affiliates
During the year ended May 31, 2023, the Advisor agreed to reimburse the Fund $55,902 for losses incurred on trades executed incorrectly. The amount reimbursed was 0.04% of the Fund’s average net assets.

DWS Floating Rate Fund	|	55

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Portfolio Trust and Shareholders of DWS Floating Rate Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Floating Rate Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Portfolio Trust) (the “Trust” ), including the investment portfolio, as of May 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Portfolio Trust) at May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

56	|	DWS Floating Rate Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
July 24, 2023

DWS Floating Rate Fund	|	57

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF” ) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging”  shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index”  that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

58	|	DWS Floating Rate Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2022 to May 31, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Floating Rate Fund	|	59

Expenses and Value of a $1,000 Investment
for the six months ended May 31, 2023 (Unaudited)

Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 12/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/23	$1,034.60	$1,030.80	$1,035.90	$1,035.40	$1,035.90
Expenses Paid per $1,000*	$5.02	$8.81	$3.76	$4.26	$3.76
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 12/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/23	$1,020.00	$1,016.26	$1,021.24	$1,020.74	$1,021.24
Expenses Paid per $1,000*	$4.99	$8.75	$3.73	$4.23	$3.73

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
DWS Floating Rate Fund	.99%	1.74%	.74%	.84%	.74%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information (Unaudited)
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

60	|	DWS Floating Rate Fund

Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule” ) under the Investment Company Act of 1940 (the “1940 Act” ), your Fund has adopted a liquidity risk management program (the “Program” ), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA” ) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee” ) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by the Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2023, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report” ) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2021 through November 30, 2022 (the “Reporting Period” ). During the Reporting Period, your Fund was primarily invested in less liquid investments (investments that the Fund anticipates can be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing their market value, but where the sale or disposition is reasonably expected to settle in more than seven calendar days). As a result, your Fund is required to adopt, and has adopted, a “Highly Liquid Investment Minimum”  (“HLIM” ) as defined in the Liquidity Rule. DIMA currently has set your Fund’s HLIM at 5%, which means that the Fund will invest at least 5% of assets in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). DIMA periodically reviews the adequacy of the HLIM and may adjust it depending on market conditions and other considerations. No adjustment to the Fund’s HLIM was made during the Reporting Period. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting

DWS Floating Rate Fund	|	61

investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.

62	|	DWS Floating Rate Fund

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Floating Rate Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2022.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018,

DWS Floating Rate Fund	|	63

approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2021, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2021. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2022. The Board recognized the efforts by DIMA in recent years

64	|	DWS Floating Rate Fund

to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2021). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2021, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages an institutional account comparable to the Fund, but that DWS Group does not manage any comparable DWS Europe Funds. The Board took note of the differences in services provided to DWS Funds as compared to institutional accounts and that such differences made comparison difficult.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received

DWS Floating Rate Fund	|	65

information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the

66	|	DWS Floating Rate Fund

best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Floating Rate Fund	|	67

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	69	—

68	|	DWS Floating Rate Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly, Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways, Inc.[2] (population
wellbeing and wellness services)
(2003–2014); Stockwell Capital Investments
PLC (private equity); Enron Corporation; FNB
Corporation; Tokheim Corporation; First Oak
Brook Bancshares, Inc.; Oak Brook Bank;
Portland General Electric[2] (utility company
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		69	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former
Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly:
Partner, Palmer & Dodge (law firm)
(1988–1990); Vice President of Corporate
Affairs and General Counsel, Filene’s (retail)
(1978–1988); Directorships: Trustee and
former Chairman of the Board, Southwest
Florida Community Foundation (charitable
organization); Former Directorships: ICI
Mutual Insurance Company (2007–2015); Sun
Capital Advisers Trust (mutual funds)
(2007–2012), Investment Company Institute
(audit, executive, nominating committees)
and Independent Directors Council
(governance, executive committees)
		69	—

DWS Floating Rate Fund	|	69

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(since July 1972); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee since 2011, member
Systemic Risk Council since 2012 and
member of the Advisory Board at the Yale
Program on Financial Stability since 2013;
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007-2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		69	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, and General Counsel, RLJ Lodging Trust.[2] (Since 2023); formerly: Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011-2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director - Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Formerly: Executive Vice President, The
Glenmede Trust Company (investment trust
and wealth management) (1983–2004); Board
Member, Investor Education (charitable
organization) (2004–2005); Former
Directorships: Trustee, Executive Committee,
Philadelphia Chamber of Commerce
(2001–2007); Director, Viasys Health Care[2]
(January 2007–June 2007); Trustee, Thomas
Jefferson Foundation (charitable organization)
(1994–2012); President, Chief Executive
Officer and Director (1994–2020) and Senior
Advisor (2020-2021), The Pew Charitable
Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012-2022)
		69	Director, The Bridgespan Group (nonprofit organization) (since October 2020)

70	|	DWS Floating Rate Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994); Directorships: Director, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	69	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	69	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Fund Administration (Head since 2017), DWS; Secretary,
DWS USA Corporation (2018–present); Assistant Secretary,
DWS Distributors, Inc. (2018–present); Director and Vice
President, DWS Service Company (2018–present); Assistant
Secretary, DWS Investment Management Americas, Inc.
(2018–present); Director and President, DB Investment
Managers, Inc. (2018–present); President and Chief
Executive Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (2017–present); formerly: Vice President for the
Deutsche funds (2016–2017); Assistant Secretary for the
DWS funds (2013–2019); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020);
Directorships: Interested Director, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual
Insurance Company (since October 16, 2020); and
Episcopalian Charities of New York (2018–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. 2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, 2019–present	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions

DWS Floating Rate Fund	|	71

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since 2021
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (since November 2,
2021); AML Officer, DBX ETF Trust (since October 21, 2021);
AML Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (since November 12, 2021); formerly: DWS UK &
Ireland Head of Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry is an Advisory Board Member of Deutsche DWS Asset Allocation Trust,
Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc.,
Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS
International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments
VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust,
Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free
Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr.
Perry is a Board Member of each other Trust.

[4]
Mr. Perry oversees 21 funds in the DWS Fund Complex as a Board Member of various
Trusts. Mr. Perry is an Advisory Board Member of various Trusts/Corporations comprised of 48 funds in the DWS Fund Complex.

72	|	DWS Floating Rate Fund

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Floating Rate Fund	|	73

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

74	|	DWS Floating Rate Fund

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DFRAX	DFRCX	DFRPX	DFRTX
CUSIP Number	25157W 602	25157W 701	25157W 883	25157W 800
Fund Number	443	743	2043	1443

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	DFRRX
CUSIP Number	25157W 875
Fund Number	1643

DWS Floating Rate Fund	|	75

222 South Riverside Plaza
Chicago, IL 60606-5808
DFRF-2
(R-027916-12 7/23)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Floating Rate Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2023	$66,436	$0	$7,880	$0
2022	$69,933	$0	$7,880	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2023	$0	$572,355	$0
2022	$0	$429,517	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2023	$7,880	$572,355	$0	$580,235
2022	$7,880	$429,517	$0	$437,397

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2022 and 2023 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Floating Rate Fund, a series of Deutsche DWS Portfolio Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	7/28/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	7/28/2023

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	7/28/2023